UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/07/2006

Internet Security Systems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23655

Delaware	58-2362189
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6303 Barfield Road, Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)

(404) 236-2600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On April 7, 2006, Internet Security Systems, Inc. issued a press release announcing that it expects to announce earnings on April 25, 2006 and including preliminary financial results for the quarter ended March 31, 2006. The press release is furnished as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits

Press Release of Internet Security Systems, Inc., dated April 7, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Security Systems, Inc.

Date: April 07, 2006	By:	/s/ Ragahvan Rajaji
Ragahvan Rajaji
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of Internet Security Systems, Inc., dated April 7, 2006.